Filed pursuant to Rule 497(e);

File Nos. 033-44909 and 811-06520

MANAGERS TRUST I

MANAGERS AMG FQ GLOBAL ALTERNATIVES FUND

MANAGERS AMG FQ U.S. EQUITY FUND

MANAGERS AMG FQ GLOBAL ESSENTIALS FUND

Supplement dated October 18, 2013, to the Prospectus dated March 1, 2013,

as revised May 15, 2013, and supplemented July 1, 2013

The following information supplements and supersedes any information to the contrary relating to Managers AMG FQ Global Essentials Fund, Managers AMG FQ U.S. Equity Fund, and Managers AMG Global Alternatives Fund (the “Funds”), each a series of Managers Trust I (the “Trust”), contained in the Fund’s prospectus dated March 1, 2013, as revised May 15, 2013, and supplemented July 1, 2013 (the “Prospectus”).

Effective October 21, 2013, the section titled “Your Account” on page 32 of the Prospectus is hereby amended by adding the following new paragraph after the fourth paragraph:

Current net asset values per share for each Fund are available on the Funds’ website at www.managersinvest.com.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

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